HARDING, LOEVNER FUNDS, INC.
                         SUPPLEMENT DATED JULY 1, 1999
                    to the Prospectus dated February 1, 1999


THE PROSPECTUS IS CHANGED AS FOLLOWS:

          1. The paragraph under the heading "Administrator" on page 3 of the Prospectus is deleted and replaced with the following:

          Investors Bank & Trust Company ("Investors Bank") serves as administrator to the Fund, supervising the general day-to-day business activities and operations of the Fund other than investment advisory activities. For more information, refer to "Management of the Fund - Administrator."

2. The three paragraphs under the heading "Administrator" on page 20 of the Prospectus are deleted and replaced with the following:

          Pursuant to an Administration Agreement between the Fund and Investors Bank, dated as of June 10, 1999, Investors Bank serves as Administrator to the Fund. The services provided by Investors Bank include certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission.

          The Fund pays Investors Bank a monthly fee at an annual rate of 0.09% on the first $500 million of the average daily net assets of the Fund, 0.06% on the next $500 million of the average daily net assets of the Fund, and 0.04% on the average daily net assets in excess of $1 billion. Each Portfolio pays a proportionate share of the fee based on its relative net assets.

          Investors Bank was organized in 1969 as a Massachusetts chartered trust company and provides domestic and global custody, multi-currency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisers, banks and insurance companies. Investors Bank is a wholly-owned subsidiary of
          Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956. The business address of Investors Bank is 200 Clarendon Street, Boston, Massachusetts 02116.

3. The paragraph under the heading "Shareholder Inquiries" on page 23 of the Prospectus is deleted and replaced with the following:

          Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., 200 Clarendon Street, Boston, Massachusetts 02116 or by calling the Fund (toll-free) at 1-877-435-8105.

                     HARDING, LOEVNER FUNDS, INC.
                    SUPPLEMENT DATED JULY 1, 1999
              to the Statement of Additional Information
                        dated February 1, 1999


THE STATEMENT OF ADDITIONAL INFORMATION IS CHANGED AS FOLLOWS:

Effective June 10, 1999, all references in the Statement of Additional Information to "Investors Capital Services, Inc." and "Investors Capital" as "Administrator" are hereby deleted. Effective June 10, 1999, Investors Bank & Trust Company succeeded Investors Capital Services, Inc. as Administrator of the Fund.

Inquiries concerning the Fund (including requests for a Statement of Additional Information) may be made by writing to Harding, Loevner Funds, Inc., 200 Clarendon Street, Boston, Massachusetts 02116 or by calling the Fund (toll-free) at 1-877-435-8105.

Effective June 10, 1999, the first paragraph under the caption "Administrator" on page 6 of the Statement of Additional Information is replaced with the following:

          Pursuant to its terms, the administration agreement (the "Administration Agreement") between the Fund and Investors Bank & Trust Company ("Investors Bank") as Administrator requires Investors Bank to provide certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. The Administration Agreement will remain in effect until June 2002 and will automatically continue unless terminated on notice. The following chart sets forth administrative fees paid by each Portfolio. Prior to June 10, 1999, Investors Capital Services, Inc. served as Administrator to the Fund.